IVY FUNDS

Nomura Real Estate Securities Fund (the “Fund”)
(formerly, Macquarie Real Estate Securities Fund)

Supplement to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”), each dated July 31, 2025, as amended

Effective July 24, 2026 (Effective Date), Matthew Hodgkins will serve as the lead portfolio manager for the Fund. All references to another portfolio manager are removed from the Fund’s Summary Prospectus, Statutory Prospectus, and SAI. On the Effective Date, the changes set forth below will take place.
Under the “Fund summaries – Who manages the Fund?” section of the Prospectus, the current information is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Executive Director, Head of Global Listed Real Estate	July 2022

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

The following replaces the information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Funds – Portfolio managers”:
Nomura Real Estate Securities Fund
Matthew Hodgkins is primarily responsible for the day-to-day portfolio management of the Fund.
Matthew Hodgkins
Executive Director, Head of Global Listed Real Estate
Matthew is Head of Global Listed Real Estate for Nomura Asset Management International, a role he assumed in July 2026. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Previously, Matthew was Head of Americas Listed Real Estate for Nomura Asset Management International and, before that, at Macquarie Asset Management and at AMP Capital (which was acquired by Macquarie in 2022) since October 2018. Matthew held various other roles at AMP Capital, which he joined in 2012, initially in Chicago as a Senior Real Estate Investment Trust Analyst before moving to London as Head of European Listed Real Estate. He returned to the US, where he became Head of North American Listed Real Estate. Prior to AMP Capital, Matthew worked at BNP Paribas and ABN AMRO in London, Singapore, and Boston as an Equity Research Analyst, specializing in Listed Real Estate starting from 2008. Matthew earned a Bachelor of Arts Management Studies (Honours) from the University of Nottingham.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated July 23, 2026.